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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

ENDWAVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

776 Palomar Avenue

Sunnyvale, California 94085
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

     This amended current report on Form 8-K/A is being filed to amend Item 7 of Endwave Corporation’s (the “Company”) current report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2004, for the sole purpose of filing the financial statements of JCA Technology, Inc. (“JCA”) and the unaudited pro forma condensed combined financial information reflecting the acquisition of JCA by Endwave. No other changes or modifications have been made to Item 7 or any other portion of the Company’s 8-K as originally filed.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired.

     On July 21, 2004 the Company acquired all of the outstanding shares of capital stock of JCA. The consolidated, audited financial statements of JCA for the periods specified in Rule 3.05(b) of Regulation S-X are included as Exhibit 99.1.

(b)	Pro Forma Financial Information.

     The unaudited pro forma condensed combined financial information reflecting the acquisition of JCA by Endwave is included as Exhibit 99.2.

(c)	Exhibits:

Exhibit No.	Exhibit Title
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of JCA Technology, Inc.

99.1	Audited Financial Statements of JCA Technology, Inc.

99.2	Endwave Corporation and JCA Technology, Inc. unaudited pro forma condensed combined financial information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION

Dated: October 4, 2004	By:	/s/ Julianne M. Biagini

Julianne M. Biagini
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of JCA Technology, Inc.

99.1	Audited Financial Statements of JCA Technology, Inc.

99.2	Endwave Corporation and JCA Technology, Inc. unaudited pro forma condensed combined financial information.